UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2018

INTREXON CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	001-36042	26-0084895
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20374 Seneca Meadows Parkway, Germantown, Maryland 20876

(Address of Principal Executive Offices) (Zip Code)

(301) 556-9900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As noted in Item 5.07 below, at the 2018 Annual Meeting of Shareholders (the “2018 Annual Meeting”) of Intrexon Corporation (the “Company”), upon recommendation of the Board of Directors of the Company, the Company’s shareholders approved an amendment (the “Amendment”) to the Company’s Amended and Restated 2013 Omnibus Incentive Plan, as amended (the “Plan”), which provides for the issuance of an additional two million shares of the Company’s common stock under the Plan.

A description of the Amendment is set forth on pages 28 through 30 of the definitive Proxy Statement on Schedule 14A for the 2018 Annual Meeting that was filed with the Securities and Exchange Commission on April 27, 2018, which description is incorporated by reference herein. The description of the Amendment is qualified in its entirety by reference to the full text of the Amendment which is attached as Exhibit 10.1 to this Current Report on Form 8-K and which is incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 7, 2018, the Company held its 2018 Annual Meeting. At the 2018 Annual Meeting, the Company’s shareholders (i) elected each of the persons listed below as a director for a one-year term, (ii) ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered accounting firm for the fiscal year ending December 31, 2018, (iii) approved a non-binding advisory resolution approving the compensation of the named executive officers, and (iv) approved the Amendment.

Proposal 1 –Election of Directors

	For	Against	Abstain	Broker Non-Votes
Randal J. Kirk	84,932,824	716,107	78,683	30,794,477
Cesar L. Alvarez	75,225,182	10,383,865	118,567	30,794,477
Steven R. Frank	84,979,914	627,910	119,790	30,794,477
Vinita D. Gupta	85,127,968	486,128	113,518	30,794,477
Fred Hassan	81,677,704	3,929,798	120,112	30,794,477
Jeffrey B. Kindler	81,205,485	4,395,203	126,926	30,794,477
Dean J. Mitchell	85,118,639	481,091	127,884	30,794,477
Robert B. Shapiro	84,618,331	986,132	123,151	30,794,477
James S. Turley	81,683,370	3,926,807	117,437	30,794,477

Proposal 2 – Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the year ended December 31, 2018

For	Against	Abstain	Broker Non-Votes
115,172,595	838,972	510,524	—

Proposal 3 – Non-binding Advisory Resolution Approving the Compensation of the Named Executive Officers

For	Against	Abstain	Broker Non-Votes
82,815,496	2,648,510	263,608	30,794,477

Proposal 4 – Approval of the Amendment to the Amended and Restated Intrexon Corporation 2013 Omnibus Incentive Plan

For	Against	Abstain	Broker Non-Votes
80,064,161	5,443,931	219,522	30,794,477

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description

10.1	Amendment to the Intrexon Corporation Amended and Restated 2013 Omnibus Incentive Plan, as amended, effective as of June 7, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 7, 2018

INTREXON CORPORATION

By:	/s/ Donald P. Lehr
Donald P. Lehr
Chief Legal Officer